Muzinich Short Duration High Yield Corporate Debt Fund
(Class A, Institutional and Supra Institutional shares)

Muzinich High Income Floating Rate Fund
(Class A, Institutional and Supra Institutional shares)

Muzinich U.S. High Yield Corporate Bond Fund
(Class A, Institutional and Supra Institutional shares)

Muzinich Credit Opportunities Fund
(Class A, Institutional and Supra Institutional shares)

Supplement dated March 29, 2012 to
Prospectus dated March 12, 2012

Please note that certain Funds or specific Fund classes may not be immediately available for purchase.  Contact Samuel Zona at 212-888-3413 to determine if the Fund or Class you would like to purchase is available.

Please retain this Supplement with the Prospectus.